One Corporate Center
Rye, NY 10580-1435
Tel. (914) 921-5146
Fax (914) 921-5392          [GRAPHIC OMITTED]     Gabelli Asset Management
www.gabelli.com





For Immediate Release:                         Contact:  Robert S. Zuccaro
                                               Chief Financial Officer
                                               (914) 921-5146

                                               For further information visit our
                                               Website at: www.gabelli.com



              Gabelli Asset Management Inc. Reports Record Net
            Income for the Fourth Quarter and for the Full Year

            Full Year 2001 Diluted Earnings of $2.03 per share
                   versus $1.94 per share in Prior Year

         Rye, New York, January 30, 2002 - Gabelli Asset Management Inc. (NYSE: "GBL") today reported record results for the fourth quarter and full year ended December 31, 2001.

Fourth Quarter and Full Year
----------------------------

         Net income was $15.4 million, or $0.51 per diluted share for the fourth quarter ended December 31, 2001, matching last year's record fourth quarter earnings per share and exceeding the prior period net income of $15.3 million. Operating income in the period increased by 9% to $27.7 million versus $25.4 million last year. Total revenues in the quarter were $52.9 million versus $59.9 million in 2000. Income from investments during the quarter was approximately $0.6 million compared to $3.8 million in last year's fourth quarter. There were 32.2 million shares outstanding on December 31, 2001 compared to 30.0 million at the prior year end.

         For the full year, Gabelli Asset Management reported record earnings of $61.1 million, or $2.03 per diluted share, an increase of 5% over last year's earnings per share of $1.94 on net income of $58.0 million. Operating income in the year increased by 4.6% to $104.8 million versus $100.2 million last year. Total revenues in 2001 were $224.4 million versus $233.9 million in 2000. Income from investments during the year was $8.5 million, compared to $12.7 million last year. Average shares outstanding for the full year ended December 31, 2001 were 30.8 million versus 29.9 million for the year 2000.

Financial Highlights
--------------------

         A key aspect to the Company's performance during the fourth quarter 2001 was our ability to recover from the decline in assets which occurred after September 11. Assets under management rose 11% to $24.8 billion at December 31, 2001 from the September 30 level of $22.3 billion and were 5% higher than the $23.5 billion under management at December 31, 2000. The fourth quarter recovery was driven by the performance of our equity products, which attracted $284 million of net cash inflows and increased more than $2.2 billion from market appreciation.

         Average total assets under management were $23.8 billion during the fourth quarter of 2001 versus $23.5 billion during the fourth quarter of 2000. For the full year 2001, average total assets under management were $24.2 billion, 4.8% higher than average total assets of $23.1 billion in 2000.

         Despite a hostile equity market environment marked by high volatility following the tragic events of September 11, net cash flows into our equity products totaled a record $2.6 billion for 2001. Total net cash inflows including fixed income products were $2.7 billion for the year.

         The increase in average total assets under management during the fourth quarter of 2001 versus the prior year's quarter did not translate into higher comparable revenues since the increase in average assets in our institutional and high net worth Separate Accounts and Alternative Investment products were offset by a 13.6% decline in our open-end equity mutual fund accounts and lower performance fees from our hedge fund products. Since revenues from our Separate Accounts business are billed on assets at the beginning of the quarter, fourth quarter billings reflect the lower levels of assets under management at September 30, 2001, even though assets increased more than 13% during the quarter.

         Operating income in the fourth quarter of 2001 was $27.7 million, 9% higher than the 2000 quarter as operating expenses declined 26.8% in the 2001 quarter versus the year earlier period. Included in the fourth quarter was a decrease of $2.9 million in incentive compensation. These costs, which were estimated and accrued during the year, were lowered in the fourth quarter to actual amounts awarded for the year, resulting in a $0.05 addition to fourth quarter diluted earnings per share. For the full year, operating margins were 46.7% versus 42.8% in 2000. The improvement in operating margins reflects the Company's ongoing efforts to maximize efficiencies in its cost structure and improve productivity.

         We continue to build a strong and liquid balance sheet. Cash and Investments were approximately $427 million at December 31, 2001 versus $260 million at December 31, 2000. Stockholders' equity was $272 million at December 31, 2001 versus $202 million at the prior year-end.

         During the quarter the Company repurchased 50,000 shares of its common stock, at a discount from market price, from Gabelli Group Capital Partners, Inc. at an average cost of $35.20 per share.

  Investment, Business and Other Highlights:
  -----------------------------------------

         o Assets under management in the high net worth business, which operates under the GAMCO brand, increased to $3.1 billion at December 31, 2001 as 154 new business relationships were established during the year.

         o Total net cash flows into our institutional and high net worth Separate Accounts exceeded $1.4 billion, with over $700 million added from the net addition of 242 accounts during 2001.

         o Assets managed in the Alternative Investment products increased $136 million or 31% during 2001.

         o Fifteen Gabelli Mutual Funds have earned Morningstar Inc.'s overall ranking of "Four Stars" or better including four Gabelli funds which have earned the coveted "Five Star" overall rating.

         o Net cash flows into our open-end equity mutual funds totaled over $600 million during 2001 placing Gabelli in the top 5% of all mutual funds advisers. Net cash flows into all mutual fund products totaled more than $1.1 billion in 2001.





Assets Under Management - Driver of Growth

         The Company reported assets under management as follows:
Table I
                                                                Assets Under Management (in millions)

                                December 31,
                                                                        2000           2001     % Inc.
                                                                        ----           ----     (Dec.)
                                                                                                ------
Mutual Funds:
   Open end                                                           $8,971         $8,334       (7.1)%
   Closed end                                                          1,709          1,831        7.1
   Fixed income                                                        1,433          1,790       24.9
                                                                      ------         ------
Total Mutual Funds                                                    12,113         11,955       (1.3)
                                                                      ------         ------
Institutional & Separate Accounts:
   Equities                                                           10,142         11,513       13.5
   Fixed Income                                                          859            720      (16.2)
                                                                      ------         ------
Total Institutional & Separate Accounts                               11,001         12,233       11.2
                                                                      ------         ------
Partnerships                                                             437            573       31.1
                                                                      ------         ------
Total Assets Under Management                                       $ 23,551       $ 24,761        5.1
                                                                    ========       ========


         At December 31, 2001, approximately 59% of open end mutual fund assets under management were in funds with Morningstar Inc.'s overall ranking of "Four Star" or better.



Table II                                    Fund Flows - 4th Quarter 2001 (in millions)
                                            -------------------------------------------

                                                                                         Market
                                                                     Net           Appreciation /
                                        September 30, 2001       Cash Flows        (Depreciation)       December 31, 2001
                                        ---------------------    --------------    ----------------     ----------------------
Mutual Funds:
    Equities                                        $ 9,111             $   33             $ 1,021             $ 10,165
    Fixed Income                                      1,830               (50)                  10                1,790
                                                  ---------          ---------           ---------            ---------
    Total Mutual Funds                               10,941               (17)               1,031               11,955
                                                  ---------          ---------           ---------            ---------
Institutional and Separate Accounts:
    Equities                                         10,008                284               1,221               11,513
    Fixed Income                                        780               (64)                   4                  720
                                                  ---------          ---------           ---------            ---------
  Total Institutional and Separate Accounts                               220                1,225               12,233
                                                  ---------          ---------           ---------            ---------
                                                     10,788

Partnerships                                            615               (33)                 (9)                  573
                                                  ---------          ---------           ---------            ---------
Total Assets Under Management                      $ 22,344             $  170             $ 2,247             $ 24,761
                                                  =========          =========           =========            =========



                                                     Assets Under Management (in millions)
                                         ---------------------------------------------------------
Table III                                                                                            % Inc. ( Dec.) from
                                                                                                     -------------------
                                              12/00        3/01        6/01        9/01       12/01     9/01       12/00
                                              -----        ----        ----        ----       -----     ----       -----
Mutual Funds:
   Open end                                  $8,971      $8,321      $8,963      $7,405      $8,334      12.5%      (7.1)%
   Closed end                                 1,709       1,746       1,971       1,706       1,831       7.3        7.1
   Fixed income                               1,433       1,614       1,541       1,830       1,790      (2.2)      24.9
                                          ---------   ---------   ---------   ---------   ---------
Total Mutual Funds                           12,113      11,681      12,475      10,941      11,955       9.3       (1.3)
                                          ---------   ---------   ---------   ---------   ---------
Institutional & Separate Accounts:
   Equities                                  10,142      10,651      11,860      10,008      11,513      15.0       13.5
   Fixed Income                                 859         864         737         780         720      (7.7)     (16.2)
                                          ---------   ---------   ---------   ---------   ---------
Total Institutional & Separate Accounts      11,001      11,515      12,597      10,788      12,233      13.4       11.2
                                          ---------   ---------   ---------   ---------   ---------
Partnerships                                    437         473         558         615         573      (6.8)      31.1
                                          ---------   ---------   ---------   ---------   ---------
Total Assets Under Management              $ 23,551    $ 23,669    $ 25,630    $ 22,344    $ 24,761      10.8        5.1
                                          =========   =========   =========   =========   =========





Table IV

                                                     GABELLI ASSET MANAGEMENT INC.
                                             UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
                                                (in thousands, except per share data)





                                                         For the Three Months Ended                For the Twelve Months Ended
                                                                December 31,                              December 31,
                                                   ---------------------------------------- ---------------------------------------
                                                                                    % Inc.                                  % Inc.
                                                         2000          2001         (Dec.)          2000         2001       (Dec.)
                                                         ----          ----         ------          ----         ----       ------

Revenues...........................................  $  59,861    $  52,932                     $  233,918    $  224,414
Expenses...........................................     34,413       25,190        (26.8)          133,708       119,641    (10.5)
                                                     ---------    ---------                     ----------    ----------


Operating income...................................     25,448       27,742          9.0           100,210       104,773      4.6

Other income, net..................................      3,751          645        (82.8)           12,747         8,474    (33.5)
                                                     ---------    ---------                     ----------    ----------
Income before management fee, income taxes and
   minority interest...............................     29,199       28,387                        112,957       113,247
   Management fee..................................      2,920        2,839                         11,296        11,325
                                                     ---------    ---------                     ----------    ----------
Income before income taxes and minority interest        26,279       25,548         (2.8)          101,661       101,922      0.3
   Income tax provision............................     10,405        9,861                         40,257        39,342
   Minority interest...............................        619          272                          3,409         1,482
                                                     ---------    ---------                     ----------    ----------
Net income.........................................  $  15,255    $  15,415          1.1         $  57,995     $  61,098      5.4

Net income per share:
  Basic............................................  $    0.52    $    0.52            -         $    1.96     $    2.06      5.1

  Diluted..........................................  $    0.51    $    0.51            -         $    1.94     $    2.03      4.6
                                                     =========    =========                      ===========   =========
Weighted average shares outstanding:
  Basic............................................     29,522       29,875                        29,575         29,666
                                                     =========    =========                      ===========   =========
  Diluted..........................................     30,043       32,182          7.1           29,914         30,783      2.9
                                                     =========    =========                      ===========   =========





Table V
                                                        Gabelli Asset Management Inc.
                                   Unaudited Quarterly Consolidated Condensed Statements of Income
                                                    (in thousands, except per share data)

                                                  2000                                                2001
                             1st        2nd       3rd        4th                  1st        2nd       3rd        4th
                           Quarter    Quarter   Quarter    Quarter     Total    Quarter    Quarter   Quarter    Quarter   Total
Income Statement Data:     -------    -------   -------    -------     -----    -------    -------   -------    -------   -----

Revenues                   $ 57,773   $ 57,120  $ 59,164   $ 59,861  $ 233,918  $ 58,344   $ 57,017  $ 56,121   $ 52,932  $ 224,414

Expenses                     32,391     32,195    34,709     34,413    133,708    31,550     32,102    30,799     25,190    119,641
                           --------   --------  --------   --------  --------- ---------   --------  --------   --------   --------
Operating income             25,382     24,925    24,455     25,448    100,210    26,794     24,915    25,322     27,742    104,773

Other income, net             2,111      2,898     3,987      3,751     12,747     1,136      4,692     2,001        645      8,474
                           --------   --------  --------   --------  --------- ---------   --------  --------   --------   --------
Income before
   management
   fee, income taxes and     27,493     27,823    28,442     29,199    112,957    27,930     29,607    27,323     28,387    113,247
   minority interest

Management fee                2,749      2,783     2,844      2,920     11,296     2,793      2,961     2,732      2,839     11,325
                           --------   --------  --------   --------  --------- ---------   --------  --------   --------   --------
Income before income
   taxes                     24,744     25,040    25,598     26,279    101,661    25,137     26,646    24,591     25,548    101,922
   and minority interest

Income taxes                  9,799      9,916    10,137     10,405     40,257     9,703     10,285     9,493      9,861     39,342
Minority interest               949        870       971        619      3,409       538        520       152        272      1,482
                           --------   --------  --------   --------  --------- ---------   --------  --------   --------   --------
Net income                  $13,996    $14,254  $ 14,490   $ 15,255    $57,995   $14,896    $15,841   $14,946    $15,415    $61,098
                           ========   ========  ========   ========  ========= =========   ========  ========    =======   ========
Net income per share:
    Basic                   $  0.47    $  0.48    $ 0.49     $ 0.52    $  1.96   $  0.50    $  0.54   $  0.50    $  0.52    $  2.06
                           ========   ========  ========   ========  ========= =========   ========  ========    =======   ========
    Diluted                 $  0.47    $  0.48    $ 0.48     $ 0.51    $  1.94   $  0.50    $  0.53   $  0.49    $  0.51    $  2.03
                           ========   ========  ========   ========  ========= =========   ========  ========    =======   ========
Weighted average shares
outstanding:
    Basic                    29,643     29,589      29,547   29,522     29,575    29,507     29,527    29,748     29,875     29,666
                           ========   ========  ========   ========  ========= =========   ========  ========    =======   ========
    Diluted                  29,643    29,877       29,969   30,043     29,914    29,839     29,932    31,142     32,182     30,783
                           ========   ========  ========   ========  ========= =========   ========  ========    =======   ========





Table VI

                                 GABELLI ASSET MANAGEMENT INC.
                                UNAUDITED CONDENSED CONSOLIDATED
                               STATEMENTS OF FINANCIAL CONDITION
                                        (in thousands)


                                                                                 December 31,    December 31,
                                                                                   2000             2001
                                                                                   ----             ----

Cash and cash equivalents.........................................               $ 146,475       $ 305,447
Investments (a)...................................................                 113,159         122,106
Receivables.......................................................                  32,490          28,241
Deferred tax asset (b)............................................                  19,382          18,661
Other assets......................................................                   6,298           8,471
                                                                                 ---------       ---------
     Total assets.................................................               $ 317,804       $ 482,926
                                                                                 =========       =========
LIABILITIES AND STOCKHOLDERS' EQUITY

Debt (b)..........................................................                 $50,000         $50,000
Accrued expenses and other liabilities............................                  47,756          53,486
                                                                                 ---------       ---------

     Total liabilities............................................                  97,756         103,486

Convertible note payable..........................................                       -         100,000

Minority interest.................................................                  17,851           7,611

Stockholders' equity..............................................                 202,197         271,829
                                                                                 ---------       ---------
Total liabilities and stockholders' equity........................               $ 317,804       $ 482,926
                                                                                 =========       =========



(a) Includes investments in sponsored mutual funds of $7 million held as available for sale at December 31, 2001.
(b) This debt, arising from the Formation Transactions, was paid on January 2, 2002, and results in a tax benefit to the Company of $19,830 (included in deferred income taxes, net).


         Gabelli Asset Management Inc. through its subsidiaries manages $24.8 billion in assets in mutual funds and closed end funds (Gabelli Funds
LLC), partnerships (Alternative Investment Group), and private investment advisory accounts (GAMCO).



-------------------

Forward Looking Information
---------------------------
This release may contain forward-looking statements about future operations, results and performance, which involve risks and uncertainties that may cause the actual operations, results or performance to differ materially from those expressed in or implied by the forward-looking statements. These risks and uncertainties include the performance of the securities markets and the Company's investment products, future economic conditions, changes in business strategy and other factors. Consequently, no assurance can be given as to future operations, results or performance, and neither the Company nor any other person assumes liability for the accuracy and completeness of the forward-looking statements in this press release.